Exhibit 99.1

                            JOINT FILERS' SIGNATURES

Dated: May 15, 2013       WP X BIOLOGICS LLC

                            By: Warburg Pincus Private Equity X, L.P., its managing member
                            By: Warburg Pincus X, L.P., its general partner
                            By: Warburg Pincus X LLC, its general partner
                            By: Warburg Pincus Partners LLC, its sole member
                            By: Warburg Pincus & Co., its managing member

                            By:    /s/ Scott A. Arenare
                                   --------------------
                                   Name: Scott A. Arenare
                                   Title: Attorney-in-Fact*

                            WARBURG PINCUS PRIVATE EQUITY X, L.P.

                            By: Warburg Pincus X, L.P., its general partner
                            By: Warburg Pincus X LLC, its general partner
                            By: Warburg Pincus Partners LLC, its sole member
                            By: Warburg Pincus & Co., its managing member

                            By:    /s/ Scott A. Arenare
                                   --------------------
                                   Name: Scott A. Arenare
                                   Title: Attorney-in-Fact*

                            WARBURG PINCUS X PARTNERS, L.P.

                            By: Warburg Pincus X, L.P., its general partner
                            By: Warburg Pincus X LLC, its general partner
                            By: Warburg Pincus Partners LLC, its sole member
                            By: Warburg Pincus & Co., its managing member

                            By:    /s/ Scott A. Arenare
                                   --------------------
                                   Name: Scott A. Arenare
                                   Title: Attorney-in-Fact*

                            WARBURG PINCUS X, L.P.

                            By: Warburg Pincus X LLC, its general partner
                            By: Warburg Pincus Partners LLC, its sole member
                            By: Warburg Pincus & Co., its managing member

                            By:    /s/ Scott A. Arenare
                                   --------------------
                                   Name: Scott A. Arenare
                                   Title: Attorney-in-Fact*

                            WARBURG PINCUS X LLC

                            By: Warburg Pincus Partners LLC, its sole member
                            By: Warburg Pincus & Co., its managing member

                            By:    /s/ Scott A. Arenare
                                   --------------------
                                   Name: Scott A. Arenare
                                   Title: Attorney-in-Fact*

                            WARBURG PINCUS PARTNERS LLC

                            By: Warburg Pincus & Co., its managing member

                            By:    /s/ Scott A. Arenare
                                   --------------------
                                   Name: Scott A. Arenare
                                   Title: Attorney-in-Fact*

                            WARBURG PINCUS & CO.

                            By:    /s/ Scott A. Arenare
                                   --------------------
                                   Name: Scott A. Arenare
                                   Title: Attorney-in-Fact*

                            WARBURG PINCUS LLC

                            By:    /s/ Scott A. Arenare
                                   --------------------
                                   Name: Scott A. Arenare
                                   Title: Managing Director

                            CHARLES R. KAYE

                            By:    /s/ Charles R. Kaye
                                   --------------------
                                   Name: Charles R. Kaye
                                   By: Scott A. Arenare, Attorney-in-Fact*

                            JOSEPH P. LANDY

                            By:    /s/Joseph P. Landy
                                   --------------------
                                   Name: Joseph P. Landy
                                   By: Scott A. Arenare, Attorney-in-Fact*

* The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr.
Landy was previously filed with the U.S. Securities & Exchange Commission on
January 15, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg
Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.